                                                                     EXHIBIT 4.1

--------------                                                    --------------
   Number                        Common Stock                         Shares
                                Par Value $0.01
--------------                                                    --------------

                                   eCollege
                                        .com

     INCORPORATED UNDER THE LAWS
       OF THE STATE OF DELAWARE
                                                               CUSIP 27887E 10 0
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

     THIS CERTIFIES THAT



     IS THE RECORD HOLDER OF

            FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF

eCollege.com, a Delaware corporation (hereinafter referred to as the "Corporation"), transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the transfer agent and registered by the registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


     /s/ [ILLEGIBLE]                    /s/ [ILLEGIBLE]                   [SEAL]
         SECRETARY                      CHIEF EXECUTIVE OFFICE-PRESIDENT

COUNTERSIGNED AND REGISTERED:
     AMERICAN SECURITIES TRANSFER & TRUST, INC.
          TRANSFER AGENT AND REGISTRAR
BY

                    AUTHORIZED SIGNATURE

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                                 eCollege.com

     The Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the Secretary of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common               UNIF GIFT MIN ACT-................... Custodian.....................
                                                                          (Cust)                        (Minor)
     TEN ENT - as tenants by the entireties
     JT TEN  - as joint tenants with right of                       under Uniform Gifts to Minors
               survivorship and not as                              Act...............................................
               tenants in common                                                         (State)

    Additional abbreviations may also be used though not in the above list.

               For value received, __________________ hereby sell, assign and transfer unto

               PLEASE INSERT SOCIAL SECURITY OR OTHER
                   IDENTIFYING NUMBER OF ASSIGNEE
               --------------------------------------

               --------------------------------------

               _________________________________________________________________
               (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

               _________________________________________________________________

               _________________________________________________________________

               __________________________________________________________ shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

               ________________________________________________________ Attorney
               to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated _______________________________


                                          X ____________________________________
                         NOTICE:                       (SIGNATURE)
                    THE SIGNATURE(S) TO
                    THE ASSIGNMENT MUST
                    CORRESPOND WITH THE
                    NAMES(S) AS WRITTEN
                    UPON THE FACE OF THE
                    CERTIFICATE IN EVERY
                    PARTICULAR WITHOUT
                    ALTERATION OR EN-
                    LARGEMENT OR ANY
                    CHANGE WHATEVER.      X ____________________________________
                                                       (SIGNATURE)

                                          --------------------------------------
                                            THE SIGNATURE(S) MUST BE GUARANTEED
                                            BY AN ELIGIBLE GUARANTOR INSTITUTION
                                            (BANKS, STOCKBROKERS, SAVINGS AND
                                            LOAN ASSOCIATIONS AND CREDIT UNIONS
                                            WITH MEMBERSHIP IN AN APPROVED
                                            SIGNATURE GUARANTEE MEDALLION
                                            PROGRAM), PURSUANT TO S.E.C. RULE
                                            17Ad-15.
                                          --------------------------------------
                                            SIGNATURE(S) GUARANTEED BY:





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